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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 7, 2003

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                  1-16455                   76-0655566
 (State or Other Jurisdiction      (Commission                (IRS Employer
      of Incorporation)            File Number)             Identification No.)


              1111 LOUISIANA STREET
                 HOUSTON, TEXAS                           77002
    (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

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ITEM 5.  OTHER EVENTS.

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Reliant Resources, Inc.'s announcement of the election of William L. Transier to its Board of Directors, as presented in a press release dated January 7, 2003.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

         99.1 Press Release issued by Reliant Resources, Inc. on January 7, 2003 announcing the election of William L. Transier to its Board of Directors.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RELIANT RESOURCES, INC.
                                              (Registrant)



Date: January 10, 2003                    By: /s/ Mark M. Jacobs
                                             -----------------------------------
                                                  Mark M. Jacobs
                                                  Executive Vice President and
                                                  Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit
Number        Exhibit Description
------        -------------------

99.1 Press Release issued by Reliant Resources, Inc. on January 7, 2003 announcing the election of William L. Transier to its Board of Directors.